UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8‑K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2018
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OLD DOMINION FREIGHT LINE, INC.
(Exact name of registrant as specified in its charter)
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Virginia (State or other jurisdiction of incorporation)	0-19582 (Commission File Number)	56-0751714 (I.R.S. Employer Identification No.)

500 Old Dominion Way
Thomasville, North Carolina 27360
(Address of principal executive offices)
(Zip Code)

(336) 889-5000
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2018, Old Dominion Freight Line, Inc. (the “Company”) announced the appointment of Kevin M. “Marty” Freeman, currently the Company’s Senior Vice President - Sales, to serve as the Company’s Executive Vice President and Chief Operating Officer, effective as of May 16, 2018.

Mr. Freeman, age 59, has served as the Company’s Senior Vice President - Sales since January 2011, after having served as the Company’s Vice President of Field Sales since May 1997. Mr. Freeman has assumed ever-increasing management roles and responsibilities in customer relations, sales and operations since joining the Company in February 1992. There are no arrangements or understandings between Mr. Freeman and any other person pursuant to which he was selected as an officer. Mr. Freeman does not have any family relationship with any director or other executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer, and there are no transactions in which Mr. Freeman has a material interest requiring disclosure under Item 404(a) of Regulation S-K. Effective June 1, 2018, his annual base salary will be $385,000 and his participation factor in the Company’s Performance Incentive Plan will be 0.30%. He will continue to be eligible to receive an annual restricted stock award, determined in the same manner as any such awards that are granted to the Company’s other officers, under the Company’s 2016 Stock Incentive Plan.

Except as otherwise set forth above, Mr. Freeman shall continue to receive the benefits historically provided to him, shall continue to participate in the benefit plans generally available to other Company officers, and shall be eligible for any and all additional benefits made available to Company officers generally.

Item 8.01	Other Events.

A copy of the press release issued by the Company, dated April 30, 2018, announcing Mr. Freeman’s promotion is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated April 30, 2018
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD DOMINION FREIGHT LINE, INC.

By:	/s/ KIMBERLY S. MAREADY
Kimberly S. Maready
Vice President – Accounting and Finance
(Principal Accounting Officer)

Date: April 30, 2018

EXHIBIT INDEX
TO CURRENT REPORT ON FORM 8-K

Exhibit No.	Description

99.1	Press Release dated April 30, 2018